EXHIBIT 10.75

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                          SECURITIES EXCHANGE AGREEMENT

         This agreement (this "Agreement") by and between RAMP CORPORATION (the "Company") and NORFOLK LTD., a secured creditor of the Company (the "Holder").

         WHEREAS, on behalf of the Company, Harborview Capital Management, LLC, the Company's investment advisor (the "Advisor"), previously negotiated the terms and conditions of an exchange of the Company's outstanding secured debt securities into equity securities of the Company with the holders of such outstanding secured debt securities, including the Holder.

         WHEREAS, on December 3, 2004, the Holder and the Advisor agreed in principle to a transaction pursuant to which Holder agreed to exchange its Convertible Promissory Note of the Company (the "Note") having such maturity dates and in the principal and accrued but unpaid interest amount (the "Exchange Amount") set forth in the schedule attached hereto as Schedule A, closing on the date on which the Holder shall deliver Notes to the Company (the "Settlement Date"), in exchange for shares of the Company's common stock, par value $0.001 per share (the "Shares") and warrants ("Warrants") to purchase shares of common stock ("Warrant Shares") as set forth on Schedule A attached hereto. The exchange transaction (the "Exchange") was intended to be exempt from registration pursuant to Section 4(2) and Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and was subject to written confirmation by the Company and ratification by the Company's Board of Directors.

         NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged by the parties, the Company and the Holder hereby agree as follows:

         1. Exchange of Shares. The number of Shares to be exchanged (the "Exchanged Shares") on the Settlement Date shall be determined by dividing the Exchange Amount by the closing market price of the Common Stock, as determined by Bloomberg, on the date immediately prior to the date hereof, equal to $1.14 per share (the "Note Exchange Price"). It is the intention of the parties that the Note Exchange Price is at or above the market price at the time of entering into this Agreement. The Warrant issued to the Holder shall be in the form attached as Exhibit A hereto.

         2. Offer Period. This offer period shall begin on the date hereof and end upon the earlier to occur of (i) the close of business on December 6, 2004, and (ii) the date on which the offer is accepted by the Holder. The Settlement Date shall occur three (3) business days after the Holder accepts the Exchange.

         3. AMEX Approval of Listing of Shares and Warrant Shares. Promptly following the execution of this Agreement, the Company shall use its best efforts to obtain written approval of the listing of the Exchanged Shares or Warrant Shares on the American Stock Exchange ("AMEX") in accordance with AMEX rules and regulations.

         4. Settlement; Termination of Security Interest. On the Settlement Date, the Holder shall deliver or cause to be delivered to the Company good, valid and marketable title to the Notes being exchanged, free and clear of any liens, claims or encumbrances, and the Company shall issue and deliver to the Holder the Exchanged Shares and Warrants with the following restrictive legend.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE

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         DISPOSED  OF  UNLESS  REGISTERED  UNDER  THE  SECURITIES  ACT AND UNDER
         APPLICABLE STATE SECURITIES LAWS OR RAMP CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

On the Settlement Date, any and all obligations of the Company under the Note shall automatically, and without further action, terminate and be null and void, and the Company shall file a UCC-3 or other appropriate form to terminate any and all liens against the assets and property of the Company, including the Company's intellectual property, software code, trademarks and trade names, or other security interest of the Holder.

         5. Representations, Warranties and Covenants of the Company.

                  (a) Organization; Capacity and Authority. The Company is a corporation duly organized, validly existing and, as of the date hereof, in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of the Company. The undersigned officer of the Company has full authority to execute this Agreement and to bind the Company thereby. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting the enforceability of creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered at law or in equity).

                  (b) Issuance of Shares. The Shares and Warrants to be issued under this Agreement have been duly authorized by all necessary corporate action and, when issued in accordance with the terms hereof, the Shares and Warrant Shares shall be validly issued and outstanding, fully paid and non-assessable.

                  (c) No Commissions or Remuneration. Except for commissions or other remuneration paid to the Advisor, the Company hereby represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to the Holder or to any third party for the solicitation of the Exchange under this Agreement.

                  (d) Costs and Expenses. The Company shall pay its own costs and expenses, including but not limited to attorneys fees, incurred in connection with its performance of transactions contemplated hereby.

                  (e) Publicity. The Company will not disclose the identity of Holder in any press release or other public filing issued by the Company with respect to this Agreement or the transactions contemplated

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         hereby  without the prior written  consent of Holder unless the Company in good faith determines, upon advice of counsel, that it is required by law or regulations to issue such a press release. In such event, the Company shall notify Holder in advance and give Holder an opportunity to promptly review and comment on the form and substance of such press release.

                  (f) Transfer Agent. If required to do so by its transfer agent for the Shares and so long as Holder is not in breach of this Agreement, the Company will deliver or cause to be delivered to the transfer agent a legal opinion to the effect that the Exchanged Shares may be issued to the Holder.

                  (g) Independent Nature of Holder. The Company acknowledges that the obligations of Holder under the Agreement are several and not joint with the obligations of any other holder of notes issued by the Company and no Holder shall be responsible in any way for the performance of the obligations of any other person under the Agreement. The decision of Holder to purchase the Securities pursuant to this Agreement has been made by such Holder independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have made or given by any other person or by any agent or employee of any other person, and no Holder or any of its agents or employees shall not have any liability to any person relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any agreement, and no action taken by Holder pursuant hereto or thereto, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder is in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreement. The Company acknowledges that Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement and it shall not be necessary for any other person to be joined as an additional party in any proceeding for such purpose.

         6. Representations, Warranties and Covenants of the Holder.

                  (a) Organization; Power and Authority. The Holder is a corporation duly organized and validly existing under the laws of ______________ . The Holder has the requisite power and authority to enter into and perform its obligations under this Agreement and to exchange the Notes in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary action. The undersigned officer of the Holder has full authority to execute this Agreement and to bind the Holder thereby. This Agreement has been duly executed and delivered by the Holder. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting the enforceability of creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered at law or in equity).

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                  (b)  Exempt  Offering.   The  Holder   acknowledges  that  the
         transaction   contemplated   hereby  is  intended  to  be  exempt  from
         registration by virtue of Section 4(2) and Regulation S of the Securities Act. The Holder knows of no reason why such exemption is not available.

                  (c) No Solicitation by the Company. The Holder acknowledges that it contacted the Company and initiated negotiations with the Company regarding the Exchange as described above. Neither the Company nor anyone acting on the Company's behalf solicited the Holder or initiated contact with the Holder regarding this transaction in any manner whatsoever.

                  (d) Existing Holder of Exchange Notes. Holder represents and warrants that Holder is the sole legal and beneficial holder of the Notes being exchanged by Holder.

                  (e) Title to Exchange Notes. At the Settlement Date, Holder shall deliver good, valid and marketable title to the Notes transferred to the Company hereunder free and clear of any liens, charges, and encumbrances.

                  (f) No Commissions or Remuneration. Holder hereby represents that it has not and shall not, and no one acting on its behalf has or shall, receive any commissions or other remuneration paid or given directly or indirectly for soliciting the Exchange under this Agreement and that Holder shall not pay or agree to pay commissions or remuneration to any other third party directly or indirectly for soliciting such Exchange.

                  (g) Accredited  Investor.  Holder represents and warrants that
         (i) it is an "accredited investor" as such term is defined in Rule 501 of Regulation D, promulgated under the Securities Act, (ii) it is not a "U.S. person", as defined under Rule 902(o) of Regulation S of the Securities Act and is not acquiring the Note for the account or benefit of any U.S. person, (iii) the Holder is acquiring the Note in an "offshore transaction", as defined in Rule 902(i) of Regulation S, (iv) the Note was not offered to the Holder in the United States and, at the time of execution of this Note and the time of any offer to the Holder hereunder, the Holder was physically located outside of the United States, and (v) the Note has been sold pursuant to Regulation S under the Securities Act.

                  (h) Access to Information. The Holder has had such opportunity as it has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of the transaction contemplated hereby and acknowledges that it, among other things, has received or reviewed copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and Quarterly Reports on Form 10-Q for each of the fiscal quarters ended March 31, 2004, June 30, 2004 and September 30, 2004. The Holder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Shares and Warrants and to make an informed investment decision with respect to such acquisition and the exchange contemplated hereby, and the Holder acknowledges that the Company makes no representation regarding the value of the Notes, the Shares or the Warrants.

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                  (i) No  Distribution.  Holder  represents and warrants that it currently has no present plans, transactions, or agreements with any third party for the distribution of the common stock to be received under this Agreement and that the common stock to be received under this Agreement shall be acquired by Holder for its own investment holdings and purposes.

                  (j) No Violation. The Holder represents and warrants that the execution and delivery of this agreement by the Holder and the performance by the Holder of its obligations hereunder do not and will not violate any law or regulation applicable to the Holder.

                  (k) Publicity. The Holder covenants that it will keep the terms of this Agreement confidential and shall not disclose such terms to any other person or entity.

                  (l) Costs and Expenses. The Holder shall pay its own costs and expenses, including but not limited to attorneys fees, incurred in connection with its performance of transactions contemplated hereby.

                  (m) Independent Investment. Holder has not agreed to act with any other holder of notes for the purpose of acquiring, holding, voting or disposing of the Shares to be acquired hereunder for purposes of
         Section 13(d) under the Securities Exchange Act if 1934 as amended and Holder is acting independently with respect to its investment in the Shares.

         7. Registration Rights. (a) If at any time the Company shall determine to prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans (a "Registration Statement"), the Company shall send to the Holder written notice of such determination and, if within 30 days after receipt of such notice, Holder shall so request in writing (which request shall specify the Shares and Warrant Shares intended to be disposed of by the Holder), the Company will cause the registration under the Securities Act of all Shares and Warrant Shares which the Company has been so requested to register by the Holder, to the extent requisite to permit the disposition of the Shares and Warrant Shares so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares and Warrant Shares in connection with such registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Shares and Warrant Shares being registered pursuant to this Section 7 for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Shares and Warrant Shares such Holder requests to be registered; provided, however, that the Company shall not be required to register any Shares and Warrant Shares pursuant to this Section 7 that are eligible for sale pursuant to Rule 144(k) of

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the Securities Act. The Company  acknowledges and agrees that if it shall file a registration statement, the Shares and Warrant Shares must be included thereon and the Company shall not enter into and contract or agreement to the contrary.

                  (b) On or prior to the date that is sixty (60) days from the date of this Agreement, upon written request of the Holder, the Company shall prepare and file with the Commission a "resale" Registration Statement covering all Shares and Warrant Shares. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect.

         8. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, or on the date transmitted by telecopy or facsimile at the address or number designated below (if delivered or transmitted on a business day), or the first business day following such delivery or transmission (if delivered other than on a business day) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:                  Ramp Corporation
                                    33 Maiden Lane, 5th Floor
                                    New York, NY 10038
                                    Attn: Andrew Brown
                                    Telephone No.: (212) 440-1548
                                    Telecopier No.: (212)

with copies (which copies
shall not constitute notice
to the Company) to:                 Jenkens & Gilchrist Parker Chapin LLP
                                    The Chrysler Building
                                    405 Lexington Avenue
                                    Attn: Martin Eric Weisberg
                                    New York, NY 10174
                                    Telephone No.: (212) 704-6050
                                    Telecopier No.: (212) 704-6288

If to the Holder:                   At the address of such Holder set forth on
                                    the signature page to this Exchange Offer.

with copies to:                     Richard Naimer, Esq.
                                    Granot Strauss & Co.
                                    28th Floor
                                    7 Menachem Begin Street
                                    Ramat Gan 52521
                                    Israel
                                    Telephone: (    )
                                    Telecopier: (    )

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

         9. Amendment; Entire Agreement. This Agreement cannot be amended or modified except by a writing executed by both parties which expresses, by its terms, an intention to modify this agreement. This Agreement and the other agreements between the parties and their respective representatives and advisors being entered into concurrently herewith, constitutes the entire agreement by and among the parties hereto and supercedes any prior proposals, agreements or understandings relating to the subject matter hereof. Each party acknowledges and agrees that it is relying on no other representation, warranty, covenant or agreement of the other party except for those set forth in this Agreement and such other agreements.

         10. Governing Law. This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law provisions contained therein and each party hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any New York State court or Federal court sitting in the Borough of Manhattan, City of New York in any action or proceeding arising out of or in relation to this Agreement.

         11. Execution in Counterparts. This Agreement may be executed in several counterparts by one or more of the parties named herein and all such counterparts once so executed shall together be deemed to constitute one final agreement, as if one document had been signed by all of the parties hereto, and each such counterpart, upon execution and delivery, shall be deemed a complete original, binding on the parties to this Agreement. This Agreement may be delivered by facsimile, and the facsimile copy shall be deemed to be an original for all purposes.

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         IN WITNESS  WHEREOF,  the Company and the Holder  acknowledge and agree that this Exchange Agreement was duly executed on the date first written above set forth below its name.

--------------------------------------------------------------------------------
RAMP CORPORATION


Signature:________________________________
Name:
Title:
Date:
--------------------------------------------------------------------------------

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The terms set forth herein are accepted by __________________.

_________________________

Signature:________________________________
Name:
Title:
Date:
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

                      SCHEDULE A TO THE EXCHANGE AGREEMENT


                     SCHEDULE OF NOTES, SHARES AND WARRANTS


Principal Amount   Interest      Maturity Date         Shares         Warrants
----------------   --------      -------------         ------         --------
1,000,000          25,445.44    January 14, 2005       899,514        211,372

                 EXHIBIT A TO THE SECURITIES EXCHANGE AGREEMENT


                                 FORM OF WARRANT